UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2007

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PURPOSE OF FILING

The purpose of this filing is to report to you our acquisition of First Research, Inc.

(i)

Item 7.01 Regulation FD Disclosure.

On March 20, 2007, we issued a press release announcing our acquisition of First Research, Inc.

First Research, based in Raleigh, North Carolina, is the leading Internet provider of editorial-based industry insight, specifically tailored toward sales professionals. Through this acquisition, D&B is able to enhance its Hoover’s offering with deeper industry-specific content, providing sales professionals with higher quality data and more comprehensive insight.

We acquired First Research for $22.5 million, with an earn-out potential of up to $4 million based on financial performance.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit	Description
99.1	Press Release of The Dun & Bradstreet Corporation, dated March 20, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ Jeffrey Hurwitz
Jeffrey Hurwitz, Esq.
Senior Vice President, General
Counsel and Corporate Secretary

DATE: March 20, 2007

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EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of The Dun & Bradstreet Corporation, dated March 20, 2007.